UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                 October 5, 2007
LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Pro Forma Statement of Operations including Ascent
Pro Forma Statement of Operations including StayOnline
Form of Stock Certificate

Item 8.01 Other Events.
     Filed herewith as Exhibit 99.1 is an unaudited pro forma statement of operations for LodgeNet Entertainment Corporation inclusive of StayOnline, Inc. (“StayOnline”), for the six months ended June 30, 2007, and inclusive of Ascent Entertainment Group, Inc. as if the acquisitions had been completed as of January 1, 2007.
     Filed herewith as Exhibit 99.2 is an unaudited pro forma statement of operations for LodgeNet Entertainment Corporation for the six months ended June 30, 2007 inclusive of StayOnline as if the acquisition of StayOnline had been completed as of January 1, 2007.
     Filed herewith as Exhibit 99.3 is the form of stock certificate for LodgeNet Entertainment Corporation.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Pro Forma Statement of Operations including Ascent

99.2	Pro Forma Statement of Operations including StayOnline

99.3	Form of stock certificate

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	By	/s/ James G. Naro
James G. Naro
Its Senior Vice President, General Counsel, Secretary and Chief Compliance Officer